SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Peoples-Sidney Financial Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

September 12, 2007

To Our Fellow Stockholders:

On behalf of the Board of Directors and management of Peoples-Sidney Financial Corporation, I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The Meeting will be held at 11:00 a.m., Eastern time, on October 12, 2007 at the Holiday Inn, located at State Route 47 and I-75, in Sidney, Ohio.

At the Meeting, stockholders will be asked to vote on the election of two directors and the ratification of the appointment of Crowe, Chizek & Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2008. The Board of Directors unanimously recommends that you vote “FOR” all of the proposals. In addition to the stockholder vote, at the Meeting we will report to you on the Company’s fiscal 2007 financial and operating performance.

I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Thank you for your attention to this important matter.

Sincerely,

Douglas Stewart
President and Chief Executive Officer

PEOPLES-SIDNEY FINANCIAL CORPORATION
101 East Court Street
Sidney, Ohio  45365
(937) 492-6129

__________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on October 12, 2007

__________________

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Peoples-Sidney Financial Corporation (“Peoples-Sidney” or the “Company”) will be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio on October 12, 2007 at 11:00 a.m., Eastern time.  A Proxy Statement and a proxy card for the Meeting are enclosed.

The Meeting is for the purpose of:

1.	The election of two directors of the Company;

2.	The ratification of the appointment of Crowe, Chizek & Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2008; and

such other business as may properly come before the Meeting or any adjournment or postponement thereof.  The Board of Directors is not aware of any other business to come before the Meeting, and unanimously recommends that you vote “FOR” all of the proposals.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed.  Stockholders of record at the close of business on August 31, 2007 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope.  The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Gary N. Fullenkamp
Corporate Secretary

Sidney, Ohio
September 12, 2007

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

PEOPLES-SIDNEY FINANCIAL CORPORATION
101 East Court Street
Sidney, Ohio  45365
(937) 492-6129

ANNUAL MEETING OF STOCKHOLDERS
October 12, 2007

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Peoples-Sidney Financial Corporation (“Peoples-Sidney” or the “Company”) of proxies to be used at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the Holiday Inn, located at State Route 47 and I-75, in Sidney, Ohio on October 12, 2007 at 11:00 a.m., Eastern time, and all adjournments and postponements of the Meeting.  The Company’s principal executive offices are located at 101 East Court Street, Sidney, Ohio 45365, and its telephone number at that location is (937) 492-6129. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about September 12, 2007.  Certain of the information provided herein relates to Peoples Federal Savings and Loan Association of Sidney (“Peoples Federal” or the “Association”), a wholly owned subsidiary of the Company.

At the Meeting, stockholders of the Company will be asked to consider and vote upon the election of two directors of the Company and to ratify the appointment of Crowe, Chizek & Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2008.

Vote Required and Proxy Information

All shares of the Company’s common stock, par value $.01 per share (“Common Stock”), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon.  If no instructions are indicated, properly executed proxies will be voted for the election of the director nominees named in this Proxy Statement and for the ratification of the appointment of Crowe, Chizek & Company LLP.  The Company does not know of any matters, other than those described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with its best judgment.

Directors will be elected by a plurality of the votes cast.  The ratification of the appointment of Crowe, Chizek & Company LLP as the Company’s independent auditors requires the affirmative vote of a majority of the votes cast on that matter.  In the election of directors, stockholders may either vote “FOR” the election of both nominees or withhold their votes from one or both nominees for election.  Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called “broker non-votes”) in the election of the director will not be included in determining the number of votes cast.  Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal to ratify the appointment of the independent auditors.  Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal.  The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting.  Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted.  Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).  Any written notice revoking a proxy should be delivered to Gary N. Fullenkamp, Secretary, Peoples-Sidney Financial Corporation, 101 East Court Street, Sidney, Ohio  45365.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children – in which case you will receive three separate proxy cards to vote.

We maintain an Employee Stock Ownership Plan (the “ESOP”) which owns approximately 11.5% of the Company’s outstanding common stock.  Employees of the Company participate in the ESOP.  First Bankers Trust Company of Quincy, Illinois (the “Trustee”) is the trustee of the ESOP.  Each ESOP participant instructs the Trustee how to vote the shares of the Company’s common stock allocated to his or her account(s) under the ESOP.  If a participant in the ESOP properly executes the voting instruction card distributed by the Trustee, the Trustee will vote such participant’s shares in accordance with the stockholder’s instructions.  Where properly executed voting instruction cards are returned to the Trustee with no specific instruction as to how to vote at the Meeting, the Trustee will vote the shares “FOR” the election of the director nominee and “FOR” the ratification of the appointment of Crow Chizek & Company LLP as independent auditors for the fiscal year ending June 30, 2008.  In the event a participant in the ESOP fails to give timely voting instructions to the Trustee with respect to the voting of the common stock that is allocated to his or her accounts in the ESOP, the Trustee will vote the shares “FOR” the election of each of the director nominees and “FOR” the ratification of the appointment of Crow Chizek & Company LLP.  The Trustee will vote the shares of common stock held in the ESOP but not allocated to any participant’s account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

Proxy Solicitation Costs

We will pay our own costs of soliciting proxies.  In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Principal Holders Thereof

Stockholders of record as of the close of business on August 31, 2007 will be entitled to one vote for each share of Common Stock then held.  As of that date, the Company had 1,361,048 shares of Common Stock issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of August 31, 2007, regarding the shares of Common Stock beneficially owned by (i) the Company’s Employee Stock Ownership Plan (the “ESOP”), (ii) our President and Chief Executive Officer, Douglas Stewart and (iii) all directors and executive officers of the Company and the Association as a group.  No person or entity, other than the ESOP and Douglas Stewart, is known by management to beneficially own more than five percent of the outstanding shares of Common Stock.  For information regarding the beneficial ownership of Common Stock by directors of the Company, see “Proposal I - Election of Directors.”  The address for each director of the Company is 101 East Court Street, Sidney, Ohio 45365.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Of Class

Peoples-Sidney Financial Corporation Employee Stock Ownership Plan 101 East Court Street Sidney, Ohio 45365	156,904(1)	11.5%

Douglas Stewart 101 East Court Street Sidney, Ohio 45365	117,660(2)	8.4%

All directors and executive officers of the Company and the Association as a group (8 persons)	367,261(3)	25.1%
__________________

(1)
The amount listed represents shares of Common Stock held by the ESOP.  As of August 31, 2007, 128,524 shares of Common Stock held by the ESOP had been allocated to the accounts of participants.  First Bankers Trust Company, Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own all of the shares held by the ESOP.  Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts.  Unallocated shares held by the ESOP are voted by the plan trustee in the manner that the plan trustee is directed to vote by the majority of the plan participants who directed the plan trustee as to the manner of voting the shares allocated to their plan accounts.  If an ESOP participant fails to give timely voting instructions to the plan trustee with respect to the voting of the shares allocated to the participant’s account, the plan trustee is entitled to vote such shares in its discretion.

(2)
Includes (i) 44,634 shares subject to options awarded under the Company’s Amended and Restated Stock Option and Incentive Plan (the “Stock Option Plan”), which are exercisable within 60 days of August 31, 2007, and (ii) 26,797 shares that have been allocated to Mr. Stewart’s ESOP account.

(3)
Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or dispositive power.  The amount reported above also includes 101,692 shares subject to options awarded under the Stock Option Plan, which are exercisable within 60 days of August 31, 2007.

PROPOSAL I - ELECTION OF DIRECTORS

General

The Company’s Board of Directors consists of five members divided into three classes, with two members in each of two classes and one in the remaining class.  Each year either two directors or one director, depending on the size of the class of the directors, are elected to serve for a three-year term or until their respective successors are elected and duly qualified.

The following table sets forth certain information, as of August 31, 2007, regarding the composition of the Company’s Board of Directors, including each director’s term of office.  The Nominating Committee of the Board of Directors has recommended and approved the nominees identified in the following table.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below.  If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why either nominee might be unable to serve if elected.  Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

Name	Age(1)	Position(s) Held in Peoples-Sidney	Director Since(2)	Term to Expire	Shares of Common Stock Beneficially Owned(3)	Percent of Class

NOMINEES
Douglas Stewart	58	President, Chief Executive Officer and Director	1979	2010	117,660	8.4%
James W. Kerber	65	Director	1990	2010	46,396	3.4%

DIRECTORS
Richard T. Martin	67	Chairman of the Board	1987	2008	49,841	3.6%
Harry N. Faulkner	66	Director	1982	2009	27,493	2.0%
Jeffery S. Sargeant	39	Director	2006	2009	2,100	0.2%
_______________________

(1)	At June 30, 2007.
(2)	Includes service as a director of the Association.
(3)
Includes shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the director’s family, held by certain related entities or held by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or dispositive powers.  Amounts also include shares subject to options awarded under the Stock Option Plan, which are currently exercisable within 60 days of August 31, 2007, as follows: Mr. Faulkner – 8,926 shares, Mr. Stewart – 44,634 shares, Mr. Kerber – 8,926 shares and Mr. Martin – 8,926 shares.  The amount for Mr. Stewart also includes 26,797 shares which have been allocated to his ESOP account..

The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Harry N. Faulkner.  Mr. Faulkner is a partner in the law firm of Faulkner, Garmhausen, Keister & Shenk LPA.  This firm has acted as counsel to the Association since 1979.

Jeffery S. Sargeant.  Mr. Sargeant is the owner and president of the Community Insurance Group, Ltd., a full line insurance agency.

Douglas Stewart.  Mr. Stewart is President and Chief Executive Officer of the Company and the Association, positions he has held with the Company since its incorporation in 1997 and with the Association since 1982.  Mr. Stewart joined the Association in 1971 as a teller.

James W. Kerber.  Mr. Kerber is the owner of James W. Kerber CPA, a public accounting firm.  He has been in private practice since 1968.

Richard T. Martin.  Mr. Martin was appointed as Chairman of the Board of the Association in November 1996.  He has continued as the Chairman of the Board of the Company since its incorporation in 1997.  Mr. Martin is a certified public accountant in the CPA firm of McCrate, Delaet & Company.  He also owns and operates a family farm.

The Board of Directors has affirmatively determined that Directors Sargeant, Faulkner, Kerber and Martin are “independent” under the definition of independence contained in the National Association of Securities Dealers’ listing standards for the Nasdaq Stock Market.

Executive Officers of the Registrant Who are Not Directors

The age (as of June 30, 2007) and business experience of the executive officers of the Company and the Association who do not serve on the Company’s or the Association’s Board of Directors is set forth below. All of the following executive officers have held their current positions for at least the past five years.

David R. Fogt.  Mr. Fogt, age 56, is Vice President of Operations of the Association. He is responsible for daily operational issues, overseeing information technology systems and core processing.  He is also the Bank Secrecy Act officer.  He has been employed by the Association since 1983.

Gary N. Fullenkamp.  Mr. Fullenkamp, age 51, is Vice President of Mortgage Loans and Corporate Secretary of the Association.  He is responsible for mortgage lending operations of the Association, including underwriting and processing of mortgage loan activity.  He has been employed by the Association since 1979.

Debra A. Geuy.  Mrs. Geuy, age 49, is Chief Financial Officer and Treasurer of the Association.  She is responsible for all financial and fiscal management aspects of company operations, including business planning, accounting and budgeting efforts of the company.  She has been employed by the Association since 1978.

Communicating with Our Directors

Although the Company has not to date developed formal processes by which shareholders may communicate directly to directors, the Board of Directors believes that the informal process, in which any communication addressed to the Board at the Company’s offices at 101 East Court Street, Sidney, Ohio 45365 in care of the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board’s and its shareholders’ needs.  There is currently no screening process, and all shareholder communications which are received by officers for the Board’s attention are forwarded to the Board.

Meetings and Committees of the Board of Directors

Meetings and Committees of the Company’s Board.  The Company’s Board of Directors met 24 times during the fiscal year ended June 30, 2007.  During fiscal 2007, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

Meetings and Committees of the Association’s Board.  The Association’s Board of Directors met 24 times during the fiscal year ended June 30, 2007.  During fiscal 2007, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

The Association’s Board has standing Executive, Audit, Governance, Investment and Personnel and Benefits Committees, and the Company’s Board has a standing Nominating Committee.  These committees are described as follows.

The Executive Committee is responsible for the review and approval of mortgage loans, consumer loans and any business arising between regularly scheduled board meetings.  The committee is comprised of Directors Kerber, Martin, Sargeant and Stewart, and Officers David R. Fogt, Gary N. Fullenkamp, Steven R. Goins, Todd Lotz, David Voisard and Joshua Buehler.  During the fiscal year ended June 30, 2007, the Executive Committee met 28 times.

The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which was attached to the Company’s proxy statement for our 2005 Annual Meeting of Stockholders.  The Audit Committee is composed of Directors Kerber (Chairman), Sargeant and Martin.  All three of these Directors are “independent directors” as defined in the Nasdaq Stock Market rules.  The Board of Directors has determined that Directors Kerber and Martin qualify as an “audit committee financial expert” as that term is defined in the regulations of the Securities and Exchange Commission and the Board of Directors has designated them as such.  The Audit Committee is responsible for the review of the Company’s annual audit report prepared by our independent auditors.  The functions of the Audit Committee include:

•	contracting for the annual audit of the Association and meeting with the Company’s independent auditors to discuss the findings;

•	reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

•	ascertaining the existence of effective accounting and internal control systems; and

•	overseeing the entire audit function (both internal and independent).

In fiscal 2007, the Audit Committee met six times.

The Governance Committee’s role is to provide evaluation of the directors and the Chief Executive Officer of the Association.  The committee also oversees the continuing education of directors and the Chief Executive Officer.  The committee is comprised of Directors Faulkner (Chairman) and Kerber.  The committee met once during fiscal 2007.

The Investment Committee is responsible for reviewing and approving investments of the Association and setting investment strategies.  The committee is comprised of Directors Faulkner and Stewart and Officers Fogt and Geuy.  The committee met once during fiscal 2007.

The Personnel and Benefits Committee reviews and approves all salaries and bonuses for officers, administers the options outstanding under the stock option plans, provides information and related recommendations to the directors and generally advises on all compensation matters.  In addition, the committee develops policies and initiatives to attract, retain and motivate employees.  No third parties are used by the committee in its work but the committee generally analyzes compensation trends in the financial services industry.  No written charter has been adopted by the committee.  This committee is comprised of Directors Faulkner (Chairman), Kerber and Martin.  This committee met four times during fiscal 2007.

The Nominating Committee of the Company’s Board of Directors acts pursuant to a written charter, which is attached to this proxy statement as Appendix A.  This committee is responsible for making nominations for election to the Board of Directors and is comprised of those non-employee directors whose terms are not expiring.  Members of this committee are Mr. Martin and Mr. Sargeant who are “independent directors” as defined in the Nasdaq Stock Market rules and held two meetings during fiscal 2007.  As more fully set out in its written charter, the Nominating Committee is generally responsible for (i) reviewing the Company’s Corporate Governance Policy and recommending to the Board any appropriate modifications, and evaluating candidates for the positions of CEO and Chairman of the Board of Directors, as appropriate.  The Nominating Committee will consider candidates that, at a minimum, are less than 60 years old, are able to read and understand basic financial statements, have business experience, exhibit high moral character and hold at least 100 shares of the Company’s common stock.  In considering candidates, the Nominating Committee will consider criteria such as whether the candidate meets the Company’s strategic needs, has an understanding of the regulatory and policy environment in which the Company operates, and has diverse experience in the key business, financial and other challenges that face the Company.

While the Board of Directors will consider nominees recommended by shareholders, the Board has not actively solicited such nominations.  Pursuant to the Company’s by-laws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date. If less than 40 days’ notice of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed.  In addition to meeting the applicable deadline, nominations must be submitted in accordance with certain requirements specified in the Company’s by-laws.

The Company is incorporated in Delaware and has held its annual meetings in Ohio since its incorporation.  Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions.  Last year’s annual meeting was attended by all directors.  Although our directors are strongly encouraged to attend each annual meeting, we have not adopted a written policy regarding the attendance of directors at the annual meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Peoples-Sidney Financial Corporation specifically requests that this Report be treated as soliciting material or specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Board of Directors has adopted a charter for the Audit Committee, which was attached to the Company’s proxy statement for the 2005 Annual Meeting of Stockholders as Appendix A.  The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2007.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company’s independent auditors and internal audit outsource provider.  The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process.  The Company’s independent accountants, Crowe Chizek and Company LLP, are responsible for expressing an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles.

As part of its responsibilities, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.	The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

3.
The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants’ independence.

4.
Based on the review and discussions referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended June 30, 2007, for filing with the Securities and Exchange Commission.

Respectfully submitted,
The Audit Committee

James W. Kerber, Chairman
Richard T. Martin
Jeffery S. Sargeant

Director Compensation

The following table sets forth information concerning compensation paid to each non-employee director of the Association and Company.  Each non-employee director of the Association is paid an annual retainer of $12,000, and also receives a fee of $200 for each meeting of the Association’s Board of Directors attended.  In addition to fees paid for service on the Association’s Board, the Company pays each of its directors (including Mr. Stewart) a fee of $500 per month.  No fees are paid for service on board committees.  Director fees earned by Mr. Stewart are included in the “All Other Compensation” column of the Summary Compensation Table below.

DIRECTOR COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from the Company	Total Compensation from the Company Paid To Directors
Richard T. Martin, Chairman of the Board	$22,800	$22,800
James W. Kerber, Director	22,800	22,800
Harry N. Faulkner, Director	22,800	22,800
Jeffery S. Sargeant, Director	22,800	22,800

Executive Compensation

The following table sets forth information concerning the compensation paid to the Company’s and the Association’s Chief Executive Officer.  No other executive officer of the Company or the Association earned a salary and bonus for fiscal 2007 in excess of $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year Ended June 30	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

Douglas Stewart	2007	$200,000	$0	---	---	---	---	$33,255(1)	$233,255
President and Chief	2006	190,200	0	---	---	---	---	39,166(2)	229,366
Executive Officer	2005	190,700	0	---	---	---	---	42,485(3)	233,185
___________

(1)
Includes allocations for fiscal 2007 to Mr. Stewart’s ESOP account valued at $21,428 as of June 30, 2007, the Association’s contributions to Mr. Stewart’s account under the Association’s 401(k) plan of $4,000, term life insurance premiums of $1,827 and fees for service on the Company’s Board of Directors of $6,000.

(2)
Includes allocations for fiscal 2006 to Mr. Stewart’s ESOP account valued at $27,535 as of June 30, 2006, the Association’s contributions to Mr. Stewart’s account under the Association’s 401(k) plan of $3,804, term life insurance premiums of $1,827 and fees for service on the Company’s Board of Directors of $6,000.

(3)
Includes allocations for fiscal 2005 to Mr. Stewart’s ESOP account valued at $30,844 as of June 30, 2005, the Association’s contributions to Mr. Stewart’s account under the Association’s 401(k) plan of $3,814, term life insurance premiums of $1,827 and fees for service on the Company’s Board of Directors of $6,000.

The following table provides information as to the value of the options held by the Company’s Chief Executive Officer on June 30, 2007, none of which have been exercised during fiscal 2007.  No stock options or stock appreciation rights were granted by the Company during fiscal 2007.  As of June 30, 2007, Mr. Stewart’s options were not “in the money,” as the exercise price per share of the options exceeded the market value per share of the Company’s Common Stock.

	Number of Securities Underlying Unexercised Options at June 30, 2007
Name	Exercisable	Unexercisable
Douglas Stewart	44,634	___

Equity Compensation Plan Information

The following table provides information as of June 30, 2007 related to our equity compensation plans in effect at that time.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders.	119,972	$16.04	58,566

The Company does not maintain any equity compensation plans that have not been approved by shareholders.

Employment Agreements and Severance Agreements

At the time of the Association’s conversion from mutual to stock form in April 1997, the Association entered into employment agreements with Douglas Stewart, President and Chief Executive Officer; David R. Fogt, Vice President of Operations and Financial Services; Gary N. Fullenkamp, Vice President of Mortgage Loans and Corporate Secretary; and Debra A. Geuy, Chief Financial Officer and Treasurer. The employment agreements are designed to assist the Association in maintaining a stable and competent management team.  Each employment agreement provides for an annual base salary in an amount not less than the employee’s salary as of the date the agreement became effective.  Mr. Stewart’s agreement is for a term of three years and each of the other officers’ agreements are for a term of one year.  Each employment agreement provides for an extension of its term for an additional year on each anniversary of its execution subject to a formal performance evaluation by disinterested members of the Board of Directors of the Association.  The term of each agreement has been extended pursuant to this provision on each of the anniversaries of the agreements’ execution that have occurred since 1997.  Each agreement provides for termination upon the employee’s death, termination of employment for cause or in certain events specified by the regulations of the Office of Thrift Supervision (the “OTS”). Each employment agreement is also terminable by the employee upon 90 days’ notice to the Association.

Each employment agreement provides for payment to the employee of his or her salary for the remainder of the term of the agreement, plus up to 299%, in the case of Mr. Stewart, and 100%, in the case of each of the other officers, of the employee’s base compensation, in the event there is a “change in control” of the Association and the employee’s employment is terminated involuntarily in connection with such change in control or within twelve months thereafter.  This termination payment may not equal or exceed three times the employee’s average annual compensation over the most recent five year period or be non-deductible by the Association for federal income tax purposes.  The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

At the time of its mutual-to-stock conversion, the Association also entered into a change in control severance agreement with then Assistant Vice President of Financial Services, Steven Goins.  The agreement provides for an initial term of twelve months and for extensions of one year, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Association.  The term of the agreement has been extended pursuant to this provision on each of the anniversaries of the agreement’s execution that have occurred since 1997.  The agreement provides for termination for cause or in certain events specified by OTS regulations.

The agreement provides for a lump sum payment to the employee of 100% of his annual base compensation and the continued payment for the remaining term of the contract of life and health insurance coverage maintained by the Association in the event there is a “change in control” of the Association where employment terminates involuntarily within 12 months of such change in control.  This termination payment is subject to reduction to the extent it is non-deductible for federal income tax purposes.

Based on their current salaries, if the employment of Messrs. Stewart, Fogt, Fullenkamp or Goins or Ms. Geuy had been terminated as of June 30, 2007, under circumstances entitling him or her to severance pay as described above, he or she would have been entitled to receive a lump sum cash payment of approximately $619,700, $93,900, $63,600, $56,400 and $76,500, respectively.

Certain Relationships and Related Transactions

The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes.  Under the Association’s current policy, all such loans to directors are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility.  All loans to officers and directors were performing in accordance with their terms as of June 30, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of the Common Stock.  Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, for the fiscal year ended June 30, 2007, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has appointed Crowe, Chizek & Company LLP as independent auditors for the Company’s fiscal year ending June 30, 2008.

The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Meeting a proposal to ratify the Board of Directors’ appointment of Crowe, Chizek & Company LLP.  If a majority of the shares voted at the Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Crowe, Chizek & Company LLP, the Board of Directors will reconsider such appointment.

Representatives of Crowe, Chizek & Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

Audit Fees

The aggregate fees billed for professional accounting services by Crowe Chizek & Company LLP for the fiscal years ended June 30, 2006 and June 30, 2007 are as follows:

	Fiscal Year Ended
	June 30,
	2007	2006

Audit Fees	$70,325	$64,600
Audit Related Fees(1)	725	1,600
Tax Fees(2)	8,350	8,050
All Other Fees	--	--

Total Fees	$79,400	$74,250
________________________

(1)	Audit related fees include consultation regarding financial accounting and reporting standards. Management is responsible for the selection and application of accounting principles.

(2)	Includes federal, state and local tax compliance, planning and advisory services.

In the above table, in accordance with new SEC definitions and rules, “audit fees” are fees Crowe Chizek & Company LLP billed the Company for professional services for the audit of the Company’s consolidated financial statements included in the Annual Report on Form 10-KSB and review of financial statements included in Quarterly Reports on Form 10-QSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are billed by Crowe Chizek & Company, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees billed by Crowe Chizek & Company, LLP to the Company for any services not included in the first three categories.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors.  These services may include audit services, audit-related services, tax services and other services.  The independent auditors and management are required to report periodically to the Audit Committee concerning the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

Percentage of Audit Fees Pre-Approved

During the fiscal years ended June 30, 2007 and June 30, 2006, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

The Audit Committee of the Board of Directors has considered whether the provision of services in respect of Audit-related Fees, Tax Fees and All Other Fees is compatible with maintaining Crowe Chizek & Company LLP’s independence prior to the incurrence of such fees in accordance with the charter of the Audit Committee.  All engagements of the auditors are approved in advance by the Audit Committee.  At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year.  Any services to be provided by the auditors that are not included within such range of services are approved in advance on a case-by-case basis by the Audit Committee.  Management provides reports to the Audit Committee on a quarterly basis on the status of the services provided and the level of fees incurred in respect of each service.  The Company did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK & COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2008.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company’s next annual meeting must be received by its Secretary at the main office of the Company, located at 101 East Court Street, Sidney, Ohio 45365, no later than May 15, 2008 to be eligible for inclusion in the Company’s proxy statement and form of proxy relating to the next annual meeting.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s certificate of incorporation, bylaws and Delaware law.

To be considered for presentation at the next annual meeting, but not for inclusion in the Company’s proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than August 13, 2008.  If, however, the date of the next annual meeting is before September 22, 2008 or after December 11, 2008, proposals must instead be received by the Company by the later of the 60th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made.

ANNUAL REPORTS

A copy of the Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Douglas Stewart, President and Chief Executive Officer, Peoples-Sidney Financial Corporation, 101 East Court Street, Sidney, Ohio  45365.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement.  If, however, any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The cost of solicitation of proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock.  In addition to solicitation by mail, directors and officers of the Company and regular employees of the Association may solicit proxies personally, by fax or telephone, without additional compensation.

BY ORDER OF THE BOARD OF DIRECTORS

DOUGLAS STEWART
President and Chief ExecutiveOfficer

Sidney, Ohio
September 12, 2007

APPENDIX A

CHARTER FOR
THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
OF PEOPLES-SIDNEY FINANCIAL CORPORATION

1.
PURPOSE.  The Committee is intended to provide a forum for independent Directors to address issues of corporate governance to ensure that the board is appropriately constituted and conducts its affairs in a manner that will best serve the interests of the Company and its stockholders.

2.	ORGANIZATION. The Committee shall consist of at least two independent Directors. The committee chair shall be elected by and from the Committee. The Committee shall meet at least twice each year.

3.	PRINCIPAL RESPONSIBILITIES. The principal responsibilities of the Committee shall be as follows:

General

•	Periodically review and recommend to the Board any appropriate modifications to the Company’s Corporate Governance Policy.

•	Periodically review and recommend to the Board any appropriate changes to the process for evaluation of the CEO and to oversee the Board’s self-assessment process.

•	Evaluate candidates for the positions of CEO and Chairman as appropriate.

•	In carrying out its duties, the Committee will confer with and solicit the views of the Chairman and the CEO.

Board Composition and Membership

•
Establish criteria for the selection of new directors and nominees for vacancies on the Board.  At a minimum, such nominees should be less than 60 years old, able to read and understand basic financial statements, have business experience, exhibit high moral character and hold at least 100 shares of the Company’s common stock.  The Committee shall look for nominees who:

➢	meet the Company’s strategic needs and will be most effective in meeting the long term interests of the Company and its stockholders;

➢	have an understanding of the regulatory and policy environment in which the Company operates; and

➢	have diverse experience in the key business, financial and other challenges that face the Company.

•	Identify and evaluate the qualifications, skills and other attributes of prospective nominees for the Board, including those individuals properly nominated by stockholders.

•	Recommend to the Board a slate of potential nominees to be proposed at the Company’s annual meeting of stockholders, including the nomination of incumbent directors for re-election, as appropriate.

•	Evaluate the performance of any Director whose term is expiring and whether such Director should be invited to stand for reelection.

•	Consider and recommend to the Board the appropriate size of the Board and retirement and other tenure policies for Directors.

•
Reassess annually the composition, challenges and needs of the Board as whole, both in connection with recommending candidates for election to the Board and in analyzing the composition of the Board committees.  The assessment of the overall composition of the Board considers issues of judgment, diversity in skills, background, and experience.

•	Review the tendered resignation of a Director for reason of change of employment or other circumstances and make a recommendation regarding his or her suitability for remaining on the board.

•
Review and determine the philosophy underlying the Director’s compensation and be informed regarding the Compensation Committee’s actions in approving executive compensation to maintain alignment between stockholder interest, management and the Board’s role to ensure that alignment.  The Committee shall conduct a thorough analysis of director compensation and stock ownership at least every three years and make a recommendation to the Board for any adjustments deemed appropriate.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY PEOPLES-SIDNEY FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
October 12, 2007

The undersigned hereby appoints the Board of Directors of Peoples-Sidney Financial Corporation (the “Company”), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Sidney Holiday Inn, located at State Route 47 and I-75, Sidney, Ohio, on October 12, 2007 at 11:00 a.m., Sidney, Eastern time, and at any and all adjournments and postponements thereof.
			For	With- hold	For All Except
		1. The election as director of the nominee listed:	☐	☐	☐

DOUGLAS STEWART JAMES W. KERBER

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
		2. The ratification of the appointment of Crowe, Chizek & Company LLP as auditors for the Company for the fiscal year ending June 30, 2008.	☐	☐	☐

In its discretion, the Board of Directors, as proxy for the undersigned, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” the election of the nominees named herein and “FOR” the ratification of the appointment of Crowe, Chizek & Company LLP.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK & COMPANY LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

é	Detach above card, sign, date and mail in postage paid envelope provided.	é

PEOPLES-SIDNEY FINANCIAL CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.
The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders for the fiscal year ended June 30, 2007.
Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.